EXHIBIT 99.2

INVITROGEN UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On February 6, 2004, Invitrogen Corporation (Invitrogen) acquired all of the outstanding shares of common stock and stock options of BioReliance Corporation (BioReliance) for a cash purchase price of $433.3 million, plus assumed outstanding debt of $70.4 million and transaction costs of $4.6 million. The pro forma adjustments on the following unaudited pro forma combined financial statements are preliminary and have been prepared to illustrate the estimated effect of the acquisition. Consequently, the amounts reflected in the unaudited pro forma combined financial statements are subject to change, and the final amounts may differ substantially.

The unaudited pro forma combined balance sheet as of December 31, 2003, gives effect to the BioReliance acquisition as if it was completed on that date.

The unaudited pro forma combined statement of income for the year ended December 31, 2003, illustrates the effect of the acquisition of BioReliance as if it had occurred on January 1, 2003, and includes the historical audited statement of income for BioReliance for the year ended December 31, 2003, combined with Invitrogen’s unaudited pro forma combined statement of income for the year ended December 31, 2003, which also gives effect to the acquisition of Molecular Probes, Inc. (Molecular Probes) as of August 20, 2003, and the acquisition of certain assets and liabilities of PanVera LLC (PanVera), a wholly-owned subsidiary of Vertex Pharmaceuticals, Inc. as of March 28, 2003, as if these acquisitions were completed on January 1, 2003.

The pro forma combined financial statements should be read in conjunction with the separate historical and pro forma consolidated financial statements and the notes thereto of Invitrogen contained in the 2003 Annual Report on Form 10-K filed on March 3, 2004, and the Forms 8-K/A filed on October 31, 2003, and June 10, 2003, and the audited financial statements of BioReliance included as an exhibit to this filing.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had occurred as of the date or during the period presented nor is it necessarily indicative of future operating results or financial positions.

INVITROGEN CORPORATION

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

DECEMBER 31, 2003

(In thousands)

	Historical Invitrogen	Historical BioReliance	Pro Forma Adjustments (Note 4)		Pro Forma Combined
ASSETS
Current Assets:
Cash and cash equivalents	$588,678	$16,921	$(404,793	)(n)	$200,806
Short-term investments	403,427	—	—		403,427
Restricted cash and investments	6,632	11,032	—		17,664
Trade accounts receivable, net	117,095	28,571	(651	)(p)	145,015
Inventories	126,707	2,388	(224	)(o)	128,871
Deferred income tax assets	19,310	500	1,451	(v)	21,261
Prepaid expenses and other current assets	25,495	2,332	—		27,827

Total current assets	1,287,344	61,744	(404,217)		944,871
Long-term investments	177,070	—	—		177,070
Property and equipment, net	186,231	53,928	933	(q)	241,092
Goodwill	983,407	72,111	323,456	(n)	1,378,974
Intangible assets, net	464,659	—	44,300	(n),(r)	508,959
Deferred income tax assets	904	412	1,729	(v)	3,045
Other assets	66,074	2,250	—		68,324

Total Assets	$3,165,689	$190,445	$(33,799)		$3,322,335

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term obligations	$1,784	$9,969	$—		$11,753
Accounts payable	55,745	5,516	(651	)(p)	60,610
Accrued expenses and other current liabilities	65,406	23,232	34,077	(t)	122,715
Income taxes	2,758	4,048	2,860	(v)	9,666

Total current liabilities	125,693	42,765	36,286		204,744

Long-term obligations, deferred credits and reserves	32,069	58,262	2,430	(t)	92,761
Pension liabilities	17,249	—	—		17,249
Deferred income tax liabilities	161,331	399	16,504	(v)	178,234
Convertible debt	1,022,500	—	—		1,022,500

Total liabilities	1,358,842	101,426	55,220		1,515,488

Stockholders’ equity:
Common stock	546	86	(86	)(w)	546
Additional paid-in-capital	1,942,756	58,379	(58,379	)(w)	1,942,756
Deferred compensation	(11,265)	—	—		(11,265)
Accumulated other comprehensive income	56,158	4,359	(4,359	)(w)	56,158
Retained earnings (accumulated deficit)	(84,494)	29,696	(29,696	)(w)	(84,494)
Less cost of treasury stock	(96,854)	(3,501)	3,501	(w)	(96,854)

Total stockholders’ equity	1,806,847	89,019	(89,019)		1,806,847

Total liabilities and stockholders’ equity	$3,165,689	$190,445	$(33,799)		$3,322,335

See Notes to Unaudited Pro Forma Combined Financial Statements.

INVITROGEN CORPORATION

UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2003

(In thousands, except per share data)

	Historical Invitrogen	PanVera Acquired Business (year-to- date ended March 28, 2003)	Pro Forma Adjustments (Note 2)		Pro Forma Combined	Historical Molecular Probes (year-to- date ended August 20, 2003)	Pro Forma Adjustments (Note 3)		Pro Forma Combined	Historical BioReliance	Pro Forma Adjustments (Note 4)		Pro Forma Combined
Revenues	$777,738	$3,945	$(33	)(a)	$781,650	$43,251	$594	(g)	$825,495	$98,053	$(649	)(p)	$922,899
Cost of revenues	308,389	1,069	(8	)(b)	309,450	6,835	234	(h)	316,519	57,911	(268	)(p)	374,162

Gross margin	469,349	2,876	(25)		472,200	36,416	360		508,976	40,142	(381)		548,737
Operating Expenses:
Sales and marketing	154,522	—	1,109	(c)	155,631	5,201	167	(j)	160,999	—	4,545	(s)	165,544
General and adminis- trative	88,708	—	1,635	(c)	90,343	10,177	21	(j)	100,541	—	15,894	(s)	116,435
Selling, general and adminis- trative	—	2,744	(2,744	)(c)	—	—	—		—	20,439	(20,439	)(s)	—
Research and develop- ment	54,593	1,495	(24	)(a)	56,064	6,425	470	(j)	62,959	902	(381	)(p)	63,480
Purchased intangibles amorti- zation	79,373	—	2,153	(d)	81,526	—	9,073	(i)	90,599	—	12,026	(r)	102,625
Purchased in-process research and develop- ment	1,410	—	—		1,410	—	—		1,410	—	—		1,410
Business integration and merger costs	1,318	—	—		1,318	—	—		1,318	—	—		1,318

Total operating expenses	379,924	4,239	2,129		386,292	21,803	9,731		417,826	21,341	11,645		450,812

Income (loss) from operat- ions	89,425	(1,363)	(2,154)		85,908	14,613	(9,371)		91,150	18,801	(12,026)		97,925

Interest and other income (expense), net	(4,357)	(8)	(563	)(e)	(4,928)	(391)	(7,195	)(k)	(12,514)	505	(7,555	)(u)	(19,564)

Income (loss) before provision for income taxes and minority interest	85,068	(1,371)	(2,717)		80,980	14,222	(16,566)		78,636	19,306	(19,581)		78,361
Income tax benefit (provision)	(24,329)	530	1,171	(f)	(22,628)	(4,908)	5,046	(l)	(22,490)	(8,186)	6,149	(v)	(24,527)
Minority interest	(609)	—	—		(609)	—	—		(609)	—	—		(609)

Net income (loss)	$60,130	$(841)	$(1,546)		$57,743	$9,314	$(11,520)		$55,537	$11,120	$(13,432)		$53,225

Earnings per share:
Basic	$1.19				$1.15				$1.11				$1.06

Diluted	$1.17				$1.12				$1.08				$1.04

Weighted average shares used:
Basic	50,346				50,346				50,118				50,118
Diluted	51,353				51,353		59	(m)	51,412				51,412

See Notes to Unaudited Pro Forma Combined Financial Statement.

INVITROGEN CORPORATION

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

The unaudited pro forma combined financial statements of Invitrogen have been prepared using the purchase method of accounting. The pro forma adjustments are preliminary and based on management’s estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisitions. The unaudited pro forma combined balance sheet as of December 31, 2003, gives effect to the BioReliance acquisition as if it was completed on that date.

The unaudited pro forma combined statement of income for the year ended December 31, 2003, illustrates the effect of the acquisition of BioReliance as if it had occurred on January 1, 2003, and includes the historical audited statement of income for BioReliance for the year ended December 31, 2003, combined with Invitrogen’s unaudited pro forma combined statement of income for the year ended December 31, 2003, which give effect to the acquisition of Molecular Probes, Inc. as of August 20, 2003, and the acquisition of certain assets and liabilities of PanVera LLC, a wholly-owned subsidiary of Vertex Pharmaceuticals, Inc. as of March 28, 2003, as if these acquisitions were completed on January 1, 2003.

2. Pro Forma Adjustments and Assumptions for PanVera Acquired Business

On March 28, 2003, Invitrogen completed its acquisition of products, technology rights, and certain other assets from PanVera LLC (PanVera), a wholly owned subsidiary of Vertex Pharmaceuticals, Inc. The products and rights acquired include biochemical and cellular assay capabilities and PanVera’s commercial portfolio of proprietary reagents, probes and proteins. Invitrogen paid $94.9 million in cash, $6.3 million into an escrow account that was used to pay off debt assumed, $1.3 million to acquire equipment under operating leases and incurred $1.8 million in closing costs for a total purchase price of $104.3 million.

(a)	ADJUSTMENTS TO REVENUES AND RESEARCH AND DEVELOPMENT EXPENSES

Eliminates intercompany sales of $33,000 and intercompany purchases of $24,000.

(b)	ADJUSTMENTS TO COST OF REVENUES

Eliminates intercompany cost of revenues of $8,000.

(c)	EXPENSE RECLASSIFICATION

Reclassify selling, general and administrative expenses to sales and marketing expense and general and administrative expense to conform to Invitrogen’s expense classifications.

(in thousands)
Combined selling, general and administrative as reported by PanVera Acquired Business	$2,744

Reallocate to conform to Invitrogen’s expense classifications:
Sales and marketing expenses	1,109
General and administrative expenses	1,635

$2,744

(d)	ADJUSTMENTS TO PURCHASED INTANGIBLE ASSETS AND AMORTIZATION

Adds to the Statement of Income the estimated first-year amortization expense of $2.2 million for purchased intangible assets amortized over an eight-year weighted average life.

(e)	ADJUSTMENTS TO INTEREST AND OTHER INCOME AND EXPENSE, NET

Adjustments to interest and other income and expense, net are as follows:

(in thousands)
Reduce interest income for estimated lost interest income, calculated at 2.28%, from cash used to purchase the net assets, cash used to acquire the leased equipment, cash used for acquisition expenses and cash used to repay the debt acquired	$(592)
Reduce interest expense for estimated saved interest at 1.8% from the repayment of debt acquired	29

Net adjustment to interest and other income and expense, net	$(563)

(f)	ADJUSTMENTS TO PROVISION FOR INCOME TAXES

Adjusts the income tax provision to an amount equal to Invitrogen’s marginal US tax rate multiplied by the excess of the pro forma combined income before provision for income taxes and minority interest over that for historical Invitrogen, less tax credits for research and development expenditures.

3. Pro Forma Adjustments and Assumptions for Molecular Probes

On August 20, 2003, Invitrogen acquired all of the outstanding common stock of Molecular Probes, Inc. (Molecular Probes) and assumed all Molecular Probes’ outstanding stock options. Molecular Probes develops, manufactures and markets novel fluorescence-based technologies for labeling molecules used in disease research and biopharmaceutical development. The total cost of the acquisition of $322.0 million includes cash paid for common stock of $307.4 million, the fair value of assumed Molecular Probes stock options of $19.5 million, closing costs of $2.4 million, less cash acquired of $7.3 million.

(g)	REVENUES

Adjustments to revenues are as follows:

(in thousands)
Reclassify net foreign currency gains from net gains (losses) on foreign currency exchange to revenues to conform to Invitrogen’s foreign currency translation methodologies	$677
Elimination of intercompany sales	(83)

$594

(h)	ADJUSTMENTS TO COST OF REVENUES

Adjustments to cost of revenues are as follows:

(in thousands)
Increase cost of revenues for the amortization of deferred compensation on unvested stock options (see note (j))	$248
Decrease cost of revenues for elimination of intercompany cost of revenues	(14)

Net adjustment to cost of revenues	$234

(i)	ADJUSTMENTS TO PURCHASED INTANGIBLE AMORTIZATION

Increases purchase intangibles amortization expense by $9.1 million for the acquired purchased intangibles. The amortization of the purchased intangibles is based on a life of 8 years.

(j) ADJUSTMENTS TO OPERATING EXPENSES

Increases cost of revenues and operating expenses for the amortization of deferred compensation. The deferred compensation is amortized over the remaining vesting period of the assumed unvested stock options which ranges from one to three years.

(in thousands)
Cost of revenues	$248
Sales and marketing	167
General and administrative	21
Research and development	539

Total deferred compensation amortization	$975

Amortization of deferred compensation related to research and development costs	$539
Elimination of intercompany purchases	(69)

Net adjustment to research and development expenses	$470

(k)	ADJUSTMENTS TO INTEREST AND OTHER INCOME AND EXPENSE, NET

Adjustments to interest and other income and expense, net are as follows:

(in thousands)
Increase interest expense for estimated interest expense, calculated at 2.130%, which is the effective tax rate of interest on convertible senior debt issued to finance the acquisition	$(6,518)
Reclassify net foreign currency gains from net gains (losses) on foreign currency exchange to revenues to conform to Invitrogen’s foreign currency translation methodologies	(677)

Net adjustment to interest and other income and expense, net	$(7,195)

(l)	ADJUSTMENTS TO INCOME TAX PROVISION

Adjusts the income tax provision by $5.0 million on the pro forma combined pretax income to amounts equal to Invitrogen’s effective tax rate of 28.6% in effect for the year ended December 31, 2003.

(m) ADJUSTMENTS TO WEIGHTED AVERAGE SHARES OUTSTANDING

Increases weighted average shares used for diluted earnings per share for dilutive common stock equivalents resulting from in-the-money stock options assumed from Molecular Probes.

4. Pro Forma Adjustments and Assumptions for BioReliance

On February 6, 2004, Invitrogen acquired all of the outstanding shares of common stock and stock options of BioReliance Corporation (BioReliance) for a cash purchase price of $433.3 million, plus assumed outstanding debt of $70.4 million and transaction costs of $4.6 million.

The pro forma adjustments are preliminary and based on management’s estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition. Additionally, a final valuation of acquired purchased technology and assessment of useful lives has not yet been completed, which may affect the final allocation of the purchase price to these assets and the related amortization expense. Consequently, the amounts reflected in the unaudited pro forma combined statements of income are subject to change, and the final amounts may differ substantially.

(n)	PURCHASE PRICE

The purchase price of the acquisition was based on the cash paid to the shareholders and holders of outstanding stock options, debt assumed and direct transaction costs incurred by Invitrogen. The direct costs of the acquisition incurred by Invitrogen include advisory fees for attorneys and accountants and filing fees. The estimates below are subject to change and the final amounts may differ substantially.

(in thousands)
Cash paid for outstanding common shares	$404,793
Accrual for cash to be paid for outstanding common stock options	28,505
Debt assumed as a result of acquisition	70,436
Direct costs of acquisition	4,628

Estimated purchase price	$508,362

The allocation of the above purchase price is estimated to be as follows:

(in thousands)
Fair value of net tangible assets acquired	$138,931
Fair value of debt assumed	(70,436)
Fair value of identifiable intangible assets acquired	44,300
Goodwill	395,567

$508,362

The allocation of the purchase price is preliminary and is pending completion of the independent third-party valuation of the intangible assets acquired.

(o)	ADJUSTMENTS TO INVENTORIES

Adjustments to inventories are as follows:

(in thousands)
Increase BioReliance inventories to reflect increases in fair market value	$132
Decrease BioReliance inventories to increase reserve for excess and obsolete inventory based on Invitrogen’s reserve methodology.	(356)

$(224)

(p)	ADJUSTMENTS TO ACCOUNTS RECEIVABLE, ACCOUNTS PAYABLE, REVENUES, COST OF SALES AND RESEARCH AND DEVELOPMENT EXPENSES

Eliminates intercompany receivables and payables of $0.7 million. Eliminates intercompany sales of $0.6 million, intercompany cost of sales of $0.3 million, and intercompany purchases used in research and development of $0.4 million.

(q) ADJUSTMENTS TO PROPERTY AND EQUIPMENT, NET

Adjustments to property and equipment, net, as of December 31, 2003, are as follows:

(in thousands)
Increase property and equipment to adjust for land and building fair market values based on third-party valuation	$3,668
To eliminate capitalized direct labor costs to conform to Invitrogen’s capitalization methodologies	(1,955)
Decrease net property and equipment for assets that will not be utilized	(780)

$933

(r)	ADJUSTMENTS TO PURCHASED INTANGIBLE ASSETS AND AMORTIZATION

Additions to purchased intangible assets, which are preliminary and may change significantly upon completion of the valuation of the intangible assets acquired, are as follows.

(in thousands)
Purchased customer base	$18,900
Purchased tradenames and trademarks	12,500
Purchased customer backlog	7,100
Manufacturing contract	5,500
Licenses	300

Total purchased intangibles	$44,300

Increases purchase intangibles amortization expense by $12.0 million for the acquired purchased intangibles. The amortization of the purchased intangibles, which is preliminary and may change significantly upon completion of the valuation of the intangible assets acquired, is based on a weighted average life of 4 years.

(s)	EXPENSE RECLASSIFICATION

Reclassify selling, general and administrative expenses to sales and marketing expense and general and administrative expense to conform to Invitrogen’s expense classifications.

(in thousands)
Combined selling, general and administrative as reported by BioReliance	$20,439

Reallocate to conform to Invitrogen’s expense classifications:
Sales and marketing expenses	4,545
General and administrative expenses	15,894

$20,439

(t)	ADJUSTMENTS TO ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES AND LONG-TERM OBLIGATIONS

Adjustments to accrued expenses and other current liabilities are as follows:

(in thousands)
Accrue for BioReliance outstanding common stock options	$28,505
Accrue for direct transaction costs	3,878
Accrue for severance and relocation costs	1,425
Accrue for loss on cancellation of interest rate swap	750
To eliminate deferred rent liability related to straight-line recognition of rent expense	(860)
Record unfavorable lease liability, short-term portion	323
Accrue for building clean-up and decontamination costs related to close of facilities	56

$34,077

Adjustments to long-term obligations, deferred credits and reserves are as follows:

(in thousands)
Record unfavorable lease liability, long-term portion	$2,161
Accrue for severance and relocation costs, long-term portion	176
Accrue for information technology contract cancellation costs	93

$2,430

(u)	ADJUSTMENTS TO INTEREST AND OTHER INCOME AND EXPENSE, NET

Adjustments to interest and other income, net, are as follows:

(in thousands)
Reduce interest income for estimated lost interest income, calculated at 1.95%, from cash used to pay for BioReliance common shares and stock options, cash used to pay for direct acquisition costs and cash used to repay the debt acquired	$(8,540)
Increase interest expense for amortization of unfavorable lease liability	(185)
Reduce interest expense for estimated saved interest at interest rates ranging from 0% to 9.49% from the repayment of debt acquired	1,170

Net adjustment to interest and other income and expense, net	$(7,555)

(v)	ADJUSTMENTS TO DEFERRED INCOME TAXES AND INCOME TAX PROVISION

Adjust deferred income tax assets and liabilities for pro forma purchase accounting adjustments based on Invitrogen’s marginal U.S. tax rate of 39.55%.

Adjust the income tax provision on the pro forma combined pretax income by $6.1 million to amounts equal to the weighted average of Invitrogen’s pro forma effective tax rate and BioReliance’s historical effective tax rate in effect for the year ended December 31, 2003, respectively.

(w)	ADJUSTMENTS TO EQUITY ACCOUNTS

Eliminate common stock, additional paid-in-capital, treasury stock, accumulated other comprehensive income and beginning retained earnings for BioReliance.